EXHIBIT 99.2
Intermec To Acquire Vocollect
Taking the warehouse by storm

Pat Byrne | President & CEO
Bob Driessnack | Senior Vice President & CFO

Safe Harbor Statement Regarding
Forward-looking Statements and Risks
Statements made in this release and related statements that express Intermec’s or our management’s intentions, indications, beliefs, expectations, guidance, estimates, forecasts or predictions of the future constitute forward-looking statements, as defined by the Private
Securities Litigation Reform Act of 1995, and relate to matters that are not historical facts. The forward-looking statements contained herein include statements about the consummation of the pending acquisition of Vocollect by Intermec, future financial and operating results of the combined company and benefits of the pending acquisition. Factors that could cause actual results to differ materially from those described herein include: (a) Intermec’s ability to leverage the Vocollect products to enable it to expand its position in the warehouse market; (b) Intermec’s ability to successfully integrate and market the Vocollect products; and (c) both companies’ ability to obtain regulatory approvals. They also include, without limitation, statements regarding: our cost reduction plans; our view of general economic and market conditions; and our revenue, expense, earnings or financial outlook for the fourth quarter of 2010, the full-year of 2010 or any current or future period. These statements represent beliefs and expectations only as of the date they were made. We may elect to update forward-looking statements but we expressly disclaim any obligation to do so, even if our beliefs and expectations change. Actual results may differ from those expressed or implied in our forward-looking statements. Such forward-looking statements involve and are subject to certain risks and uncertainties that may cause our actual results to differ materially from those discussed in a forward looking statement..

These include, but are not limited to, risks and uncertainties described more fully in our reports filed or to be filed with the Securities and Exchange Commission including, but not limited to, our annual reports on Form 10-K and quarterly reports on Form 10-Q, which are available on our website at www.intermec.com.
In addition to the specific risks identified in the preceding paragraph, acquisitions involve a number of special risks, including diversion of management’s attention to the assimilation of the technology and personnel of acquired businesses, costs related to the acquisition and the integration of acquired products, technologies and employees into Intermec’s business and product offerings. Achieving the anticipated benefits of the pending acquisition will depend, in part, upon whether the integration of the acquired products, technology, or employees is accomplished in an efficient and effective manner, and there can be no assurance that this will occur. The difficulties of such integration may be increased by the necessity of coordinating geographically disparate organizations, the complexity of the technologies being integrated, and the necessity of integrating personnel with disparate business backgrounds and combining different corporate cultures. The inability of management to successfully integrate the business of the two companies, and any related diversion of management’s attention, could have a material adverse effect on the combined company’s business, operating results and financial condition.

Use of Non-GAAP Financial Measures
In addition to financial measures prepared in accordance with generally accepted accounting principles (GAAP), we may use the non-GAAP financial measures adjusted earnings per share, transaction costs, earnings before income tax and depreciation and amortization “EBITDA.”.
Adjusted earnings per share excludes restructuring and other costs/income and amortization of acquisition-related intangible assets as well as certain other gains and losses, tax provisions/benefits related to the previous items and discontinued operations. We exclude the above items because they are outside of our normal operations and/or, in certain cases, are difficult to forecast accurately for future periods. We believe that the use of non-GAAP measures helps investors to gain a better understanding of our core operating results and future prospects, consistent with how management measures and forecasts the company's performance, especially when comparing such results to previous periods or forecasts.

 $190 million purchase price, subject to certain post-
 closing adjustments such as cash, debt and working
 capital
Price
Sources
Transaction Snapshot
 $108 million balance sheet cash
 Remainder from new financing / amendment to existing
 revolving credit facility
 Intermec to acquire Vocollect
 Expected to close in March 2011, after the necessary
 regulatory approvals
Structure
Timing

Consideration
 100% cash

- Located in Pittsburgh; Privately Held Company Since 1987
- Pioneered Use of Voice in Industrial Settings
- 400 Vocollect Employees Globally
- Includes Vocollect Healthcare Systems ("AccuNurse")
  - Voice-Technology in Long-Term Care Communities, ~4% of Total Revenues

Vocollect: A Solutions-Oriented Business

VoiceDirect® or VoiceLink® WMS Interface
Existing Business Logic (WMS, ERP, etc.)
Task Builder™
VoiceConsole® (Manage H/W, S/W and People)
VoiceClient® on Talkman® 802.11x Wireless Terminal
VoiceClient® on Third-Party Devices
SR/SRX Series Headset

Powerful and Innovative Voice Platform
▪ “Gold Standard” Voice Technology
 ▪ Superior speech recognition and
 processing architecture
 ▪ Outstanding performance in noisy
 and rugged environments
▪ More Than $3 Billion Worth of
 Goods Moved Daily Using Vocollect
 Solutions
▪ Over 300,000 Users Globally in 60
 Countries and Over 35 Languages
▪ Customer Base of Over 1,500
 Companies
▪ Global Channel Network Over 2,000
 Vocollect Voice Experts

Home
Administration
VoiceConsole
Operator Management
Device Management
Navigation
Operator Teams
Operators
Task Packages
Tasks
Operator Actions
Create new operator
Operator Management >> Operators
View Operators
Operator Name
Operator ID
Operator Teams
Bob Green
12388
Picking Team B
Demo User
12344
Picking Team A
Joe Smith
12346
Pittsburgh Pickers
Mary Beth
12349
Picking Team A
Peter Miller
12687
Picking Team B
Prakash
12345
Pittsburgh Pickers
Vocollect Voice

Industry-Leading Software Solution
▪ Industry-Leading, End-to-End
 Voice-Centric Software Solution
▪ Developed to Address Unique
 Needs of the Warehouse and
 Distribution Center
 ▪ Fully integrated with warehouse
 management systems (WMS)
 ▪ Works seamlessly with other
 technologies like RFID, displays,
 scanners, printers, etc.
▪ Coupled with Open, Flexible and
 Extensible Development Tools
▪ Customizable for Individual
 Customer Environments
 ▪ Cold freezer
 ▪ Picking, vehicle-mounted

  Significant Productivity Increases
  Power of “two hands free”
  Up to 50% for certain workflows
  Outstanding Accuracy
  Improvement to 99.9%
  Very high customer retention
  Increases Safety
  “Heads up” awareness
  Reduced workers comp claims
  Reduces Training Time Up to 50%
Powerful ROI from Voice System:
Typically Less than 9-Month Payback
Clear Value Proposition for Customers

Substantial Customer
Benefit

Voice Penetration in the Warehouse

Fast Food Companies
Industrial Dist.
Paper Companies
Auto Parts Dist.
Convenience Stores
Foodservice Companies
CPG Companies
Food Processors
Apparel Companies
3PL
Drug
Bev Distributors
Retailers
Grocers
0%
25%
50%
75%
100%

Intermec

Under-Penetrated, Large Potential Market

Strategic Rationale

- Complements Our Products with Innovative New Voice Platform
- Strengthens Position in Core Warehouse Market
- Accelerates Our Solutions-Oriented Software Business
- Expands Key Channel Partners
- Offers Significant Revenue Synergies
- Improves Key Financial Metrics

Intermec

Key Transaction Financial Highlights
Note: Transaction includes one-time deal-related costs; intangible amortization and stock-based compensation expense, transaction assumed to close by March 31, 2011. Based on unaudited 2010 financials statements
  2010 Revenue Expected to be Approximately $120
 million
  Voice is Expected to Deliver Double Digit Future Revenue
 Growth
  Revenue Synergies Expected to be approximately $10M
 in 2011
  Expected to be Accretive to Intermec’s EPS in First Fiscal
 Year Following Completion